U.S. SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 17, 2004


                                  GENEMAX CORP.
        _________________________________________________________________
        (Exact name of small business issuer as specified in its charter)


                                     NEVADA
              _____________________________________________________
              (State or other Jurisdiction as Specified in Charter)


       00-27239                                          88-0277072
________________________                    ____________________________________
(Commission file number)                    (I.R.S. Employer Identification No.)


                          435 Martin Street, Suite 2000
                            Blaine, Washington 98230
                    ________________________________________
                    (Address of Principal Executive Offices)


                                 (360) 332-7734
                           ___________________________
                           (Issuer's telephone number)

ITEMS 1. - 4.

         Not Applicable.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On February 13, 2004, the Board of Directors of GeneMax Corp., a Nevada corporation (the "Company") appointed two additional directors, Dr. Terry Pearson and Mr. Norman MacKinnon, to the Board of Directors. The Company also formally established an Audit Committee.

Identification of Directors and Executive Officers

         As of the date of this Report, the directors and executive officers of the Company are as follows:

Name                        Age       Position with the Company
____                        ___       _________________________

Ronald L. Handford           51       Director and President/
                                      Chief Executive Officer

Dr. Wilfred Jefferies        45       Director/Chairman of the Board and
                                      Chief Science Officer

Grant R. Atkins              43       Director and Chief Financial Officer,
                                      Secretary, Treasurer

Dr. Karl E. Hellstrom        69       Director

Dr. Terry W. Pearson         58       Director

Norman J.R. MacKinnon        68       Director

                      BIOGRAPHIES OF DIRECTORS AND OFFICERS

         RONALD L. HANDFORD, B.A.Sc M.B.A.. is the President and Chief Executive Officer and a director of the Company. Mr. Handford has over 30 years of international experience in business, finance and leading public and private companies. Mr. Handford is an engineering graduate from the University of British Columbia with an MBA from the University of Western Ontario. From 1993-1996, he was investment officer at the International Finance Corporation, the private sector arm of the World Bank, in Washington D.C. Before that he was a vice president with Barclays Bank in Toronto, responsible for their structured finance activities in Canada. He is experienced in capital raising, as well as in building and administering public and private companies.

         DR. WILFRED JEFFERIES, D.Phil. (Oxon) is the Chief Scientific Officer, a director and the Chairman of the board of directors of the Company. Dr. Jefferies is a Professor of Medical Genetics, Microbiology and Immunology, and a member of the Biomedical Research Centre and the Biotechnology Laboratory at the University of British Columbia. Dr. Jefferies received his D.Phil. from Oxford University and was a post-doctoral research fellow at the Karolinska Institute in Sweden and the Swiss Cancer Institute in Lausanne. His current research focus at UBC is iron transport/metabolism and antigen processing. Dr. Jefferies oversees and directs the scientific development of the Company.

         GRANT R. ATKINS is the Chief Financial Officer and Secretary/Treasurer and a director of the Company. He was formerly President and Secretary of the Company through the Company's restructuring phases and has served as a director since March 1, 2001. For the past ten years, Mr. Atkins has provided services as a financial, administrative and project co-ordination consultant to clients in government and private industry. He has extensive multi-industry experience in the fields of finance, administration and business development. Mr. Atkins has a Commerce degree from the University of British Columbia specializing in Finance. He has many years experience as both a director and an officer of public companies. He is also currently the president/chief executive officer and a director of Lexington Resources, Inc., a public company engaged in the business of oil and gas exploration.

         DR. KARL E. HELLSTROM is a director of the Corporation. Dr. Karl Hellstrom received his M.D. and Ph.D. degrees from the Karolinska Institute in Stockholm, Sweden, initially working in the area of tumor biology with an emphasis on immunogenetics. Subsequently, Dr. Hellstrom became a professor in pathology and an adjunct professor in microbiology/immunology at the University of Washington Medical School. During 1975, Dr. Hellstrom moved to the newly established Fred Hutchinson Cancer Research Center in Seattle, Washington, as a director of its Tumour Immunology Program. In 1983, he joined the biotechnology company Oncogen which, in 1990, was integrated into the Pharmaceutical Research Institute of Bristol-Myers Squibb Company. Dr. Hellstrom then became vice president of Oncology Discovery and, since 1995, of Immunotherapeutics. During 1997, Dr. Hellstrom moved from Bristol-Myers Squibb to Pacific Northwest Research Institute, where he is currently leading a group in Tumour Immunology as a principal investigator.

         DR. TERRY W. PEARSON is a director of the Company. Dr. Pearson is professor of Biochemistry and Microbiology at the University of Victoria. He received his BSc and PhD degrees in microbiology and immunology from the University of British Columbia at Vancouver. After postdoctoral work at the Medical Research Council Laboratory for Molecular Biology in Cambridge, England, Dr. Pearson worked as staff scientist in its cell biology section. He also served as staff scientist at the International Laboratory for Research on Animal Diseases in Nairobi, Kenya. His current research focuses on the biochemical and immunological analysis of tropical protozoan parasites, primarily the trypanosome, the causative agent of African sleeping sickness. A guest speaker at numerous institutions and international meetings, Dr. Pearson served as a Trustee of the Terry Fox Medical Research Foundation and as a Director of the Science Council of British Columbia. Dr. Pearson was the recipient of the Inaugural Award for Excellence in Science Teaching at the University of Victoria. He has spent more than six years living and traveling in Africa, and continues to do collaborative research with laboratories in Europe, the USA and Africa aimed at stopping sleeping sickness, a disease that has altered the history of the African continent. At Cambridge, Dr. Pearson was involved with the early stages in the discovery of monoclonal antibodies and takes a particular interest in alternate methods for their derivation, production and use in immunodiagnostics and in vaccine development.

         NORMAN J.R. MACKINNON is a director of the Company. Mr. MacKinnon articled with Peat, Marwick, Mitchell (now KPMG), and qualified as a Chartered Accountant in 1961. From 1962 to 1964, Mr. MacKinnon was Audit manager with Griffiths & Griffiths. In 1965, Mr. MacKinnon started his own accounting practice. From 1968 to 1972, Mr. MacKinnon was president & chief executive officer of Imaginaction International Ltd., a venture capital company, involved with start-ups and acquisitions. From 1972 to 1984, Mr. MacKinnon was Senior Partner, specializing in taxation, for the public practice firm of MacKinnon, Sapera, Lewis & McDonald. From 1972 to the present, Mr. MacKinnon has served on the Board of numerous public companies, assisting in the finance function. He has also been involved in the development of several private companies. Mr. MacKinnon has acted in many Public Service roles throughout his career, including serving on various committees of the B.C. Institute of Chartered Accountants, serving on the board of the Borstal Association of British Columbia, of which he was made a life member, serving on the board of the Greater Vancouver Crime Stoppers for 7 years and was director for a term on the United Community Services Board.

Audit Committee

         In order to facilitate the various functions of the Board of Directors, the Board has created an Audit Committee. As of the date of this Report, the Company's Audit Committee consists of three members. The Audit Committee is composed of Mr. MacKinnon, Dr. Hellstrom and Dr. Pearson. The Board of Directors has determined that each of Mr. MacKinnon, Dr. Hellstrom and Dr. Pearson meet the current independence requirements and applicable rules and regulations of the Securities and Exchange Commission.

         The role and other responsibilities of the Audit Committee will be set forth in the charter of the Audit Committee, to be formally adopted by the Board of Directors within the next two weeks. It is contemplated by the Board of Directors that the Audit Committee will review and reassess the adequacy of its charter annually and will recommend any proposed changes to the Board of Directors for approval. As of the date of this Report, the purposes of the Audit Committee are:

         o To oversee the quality and integrity of the financial statements and other financial information the Company provides to any governmental body or the public;
         o To oversee the independent accountants' qualifications and indepen-dence;
         o To oversee the performance of the Company's internal accounting procedures;
         o To oversee the performance of the Company's independent accountants;
         o To oversee the Company's accounting and financial reporting processes and the audits of the Company's financial statements;
         o To oversee the Company's systems of internal controls regarding finance, accounting, and ethics compliance that management and the Board of Directors have established;
         o To establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls, and other auditing matters and for the confidential, anonymous submission by Company officers/employees of concerns regarding questionable accounting or auditing matters;
         o To provide an open avenue of communication among the independent accountants, financial and executive management, and the Board of Directors, always emphasizing that the independent accountants are accountable to the Audit Committee; and
         o To perform such other duties as are directed by the Board of Directors.

ITEMS 6. - 9.

         Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

             Not Applicable.

         (b) Pro Forma Financial Information.

             Not Applicable.

         (c) Exhibits.

             Not Applicable.

                                   SIGNATURES


         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  GENEMAX CORP.


Date: February 17, 2004           By: /s/
                                      __________________________________________
                                          Ronald L. Handford
                                          President and
                                          Chief Executive Officer